Exhibit 10.22
                                                    -------------

                        EIGHTH AMENDMENT
                         UAL CORPORATION
                        SUPPLEMENTAL ESOP
                 (Effective as of July 12, 1994)



          By virtue and in exercise of the amending power

reserved to UAL Corporation (the "Company") under Section 13.1(a)

of the UAL Corporation Supplemental ESOP (effective as of July

12, 1994) (the "Plan"), which amending power thereunder is

subject to the approval of the Air Line Pilots Association

International ("ALPA") and the International Association of

Machinists and Aerospace Workers (the "IAM"), the Company hereby amends the Plan, subject to the approval of ALPA and the IAM, as follows, effective January 1, 1999.



          1.   Section 1.1(b) of the Plan is amended by adding

the following to the end of the section:



      "The allocations to the Management and Salaried Employee

     Group shall take into account the agreement of the Company and the IAM concerning Public Contact Employees.  Through

     1998, these employees participated in the Plan (under its

     generally-applicable provisions) as members of the

     Management and Salaried Employee Group.  In each of the

     years 1999 and 2000 they will continue to participate as

     members of the Management and Salaried Employee Group,

     notwithstanding the fact that the IAM represents them

     starting in 1999."



          2.   Section 2.2(a) is amended by adding the following

to the end of the section:



     "For Plan Years beginning on or after January 1, 1999,

     except as specified in Section 2.3(b) for actual dividends paid with respect to pre-1999 participation, the Voting

     Preferred Stock issued for the Public Contact Employees

     shall be Class M, notwithstanding the membership of such

     Participants in the Management and Salaried Employee Group.

     Accordingly, the maximum number of Class M Voting shares

     shall be increased, and the maximum number of Class S Voting shares shall be correspondingly decreased, by the

     Convertible Shares issued for the Public Contact Employees for Plan Years commencing on or after January 1, 1999,

     excluding the Convertible Shares issued for dividends

     actually paid to their Accounts with respect to Class 1 Non-

     Voting Preferred Stock which had been allocated to their

     Accounts in the ESOP for Plan Years commencing before

     January 1, 1999."



          3.   Section 2.3(b) is amended by adding the following

to the end of the section:



     "For Plan Years beginning on or after January 1, 1999,

     except as specified below, the appropriate class of Voting

     Preferred Stock for the Public Contact Employees shall be

     Class M, notwithstanding the membership of such Participants in the Management and Salaried Employee Group.  Accordingly,

     except as specified below, all contributions and allocations of Voting Preferred Stock for such Participants for 1999 and subsequent years shall be of Class M.  However, with respect to shares of Voting Preferred Stock contributed or allocated on account of dividends actually paid with respect to shares of Class 1 Non-Voting Preferred Stock which had been

     allocated to their Accounts in the ESOP for Plan Years

     commencing before January 1, 1999, the appropriate class of

     Voting Preferred Stock shall be Class S."



          4.   Section 2.4(g) is amended by adding the following

to the end of the section:



     "Pursuant to an agreement between the Company and the IAM,

     the Public Contact Employees will continue to participate in the Plan as members of the Management and Salaried Employee

     Group.  The Accounts maintained for such Participants for

     1999 and subsequent years shall reflect their membership in the IAM for such years.  The shares allocated to such

     Participants for 1999 and subsequent years shall be made

     with the shares reserved for allocation to the members of

     the Management and Salaried Employee Group, rather than with the shares reserved for allocation to the members of the IAM

     Employee Group."




          IN WITNESS WHEREOF, the Company has caused this Eighth

Amendment to be executed on November 10, 1999.







                                   UAL CORPORATION



                                   /s/ Douglas A. Hacker
                                   ---------------------
                                   Executive Vice President & Chief
                                   Financial Officer





                                   APPROVED BY:

                                   AIR LINE PILOTS ASSOCIATION,
                                   INTERNATIONAL



                                   /s/ Michael Glawe
                                   -----------------




                                   /s/ Duane Woerth
                                   ----------------


                                   INTERNATIONAL ASSOCIATION
                                   OF MACHINISTS AND
                                   AEROSPACE WORKERS



                                   /s/ Kenneth W. Thiede
                                   ---------------------